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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 28, 2001

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                                  REALCO, INC.
             (Exact name of registrant as specified in its charter)

                                   NEW MEXICO
                 (State or other jurisdiction of incorporation)

                 2-07552                                  85-0316176
        (Commission File Number)               (IRS Employer Identification No.)

 1650 UNIVERSITY BLVD. N.E., SUITE 5-100
         ALBUQUERQUE, NEW MEXICO                             87102
(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (505) 242-4561


                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         As reported in the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 8, 2001, the Company has sold its residential real estate brokerage operations in New Mexico and Arizona. These businesses were significant to the Company. Accordingly, because such data may be relevant to understanding the Company's ongoing operations, the Company has restated its consolidated financial statements to reflect the sale of these businesses.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

C)   EXHIBITS

      99.1 Restated Consolidated Financial Statements and Report of Independent Certified Public Accountants

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   REALCO, INC.
                                   (Registrant)


Date: August 28, 2001              By:    /s/ James A. Arias
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                                   Name: James A. Arias
                                   Title:  Chief Executive Officer and President









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